Exhibit 10 (xxxvi)

                     PRINCETON EAGLE WEST INSURANCE COMPANY

                                     LIMITED

                     Continental Building, 25 Church Street
                             Hamilton HMJX, Bermuda

IN RELIANCE UPON STATEMENTS MADE IN THE APPLICATION AND IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL OF THE TERMS OF THIS POLICY, WE AGREE WITH YOU TO PROVIDE THE INSURANCE STATED IN THIS POLICY.

                      AGGREGATE STOP LOSS INSURANCE POLICY
                                  DECLARATIONS

Policy No.     SCO/001/98

Item 1.        Named Insured:
               Scott Technologies, Inc.
               (And as defined in Endorsement # 1)
               5875 Landerbrook Dr.
               Mayfield Heights, OH  44124

Item 2.        Policy Period:
               This Policy is effective as of December 31, 1998 (at 12:01 A.M. Standard Time at the mailing address shown above) and shall continue in force until exhaustion of the Aggregate Ultimate Net Loss Limit by payments made hereunder in connection with occurrences or claims covered by the Scheduled Policies and Reinsurance, subject to the terms, limitations, exclusions and conditions of this Policy.

Item 3.        Premium:                                          $  5,950,000.

Item 4.        Limits of Insurance:

               Aggregate Ultimate Net Loss Limit:                $ 20,000,000.

Item 5.        Retention:                                        $ 40,000,000.

Authorization: In Witness Whereof, the Company issuing this Policy has caused this Policy to be signed by its authorized officers.

                 Princeton Eagle West Insurance Company Limited

     /s/                                                    /s/
Robin Mehta                                             William Wood
Senior Vice President                                   Vice President
Date: 12/31/98                                          12/31/98

THESE DECLARATIONS, TOGETHER WITH THE ATTACHED SCHEDULE OF FORMS AND ENDORSEMENTS, AND ANY FORMS AND ENDORSEMENTS WE MAY LATER ATTACH TO REFLECT CHANGES, MAKE UP AND COMPLETE THE ABOVE NUMBERED POLICY.


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                      AGGREGATE STOP LOSS INSURANCE POLICY

In consideration of the payment of the premium and in reliance upon the statements made to the Company and subject to the limits of liability, exclusions, conditions and all other terms of this Policy, the Company agrees with the Insured as follows:

I.    INSURANCE AGREEMENTS

A.    COVERAGE:

      The Company hereby agrees, subject to thc limitations, terms, Exclusions and Conditions hereinafter mentioned, to indemnify thc Insured for the Aggregate Ultimate Net Losses of the Insured after December 31, 1998, but only to the extent of the Insured's obligations to pay by reason of the deductible, retained amount, self-insured retention or retrospective provisions (collectively the "Deductible Provisions") of the Scheduled Policies or Reinsurance, and subject to the limits and retention and any other provision hereunder.

B.    TERRITORY:

      The insurance afforded by this Policy shall cover wherever Scheduled Policies and Reinsurance cover.

C.    LIMITS AND RETENTION:

      1. For the historical period beginning January 1, 1978 through November 30, 1998, the Company shall be liable for 100% of the amount, if any, by which the Aggregate Ultimate Net Losses of the Insured exceeds the Retention of $40,000,000 as noted in Item 5 of this Declaration.

            With respect to said Retention of the Insured, only $2,500,000 of such Aggregate Ultimate Net Losses arising from Mass Torts can serve to erode said Retention. Additionally, the Retention of the Insured shall not be eroded by losses arising out of Pollution liabilities or liabilities arising out of Aircraft Products and Completed Operations and Grounding.

      2. The total limit of the Company's liability for the Aggregate Ultimate Net Losses under this Policy shall never exceed the amount stated in the Declarations as the Aggregate Ultimate Net Loss Limit.

D.    NO OBLIGATION TO DEFEND

      The Company shall have no obligation to investigate or defend any claim or suit brought under this Policy or the Scheduled Policies.

E.    ASSIGNMENT:

      This Policy is fully assignable or transferable upon prior written notification to the Company.

F.    CHANGES:

      Notices to any agent or knowledge possessed by any agent or other person acting on behalf of the Company shall not effect a waiver or a change in any part of this Policy or stop the Company from asserting any right under the terms of the Policy, nor shall the terms of this Policy be waived or changed, except by Endorsement issued to form a part of this Policy.

G.    NAMED INSURED:

      The insured named in Item 1 of the Declarations is the only Insured under this Policy. No other person or organization other than the Named Insured or those shown in the Scheduled Policies or Reinsurance, and any assignee or transferee pursuant to Section I. E. of this Policy shall have any rights whatsoever as an Insured or otherwise under this Policy.

II.   EXCLUSIONS

This Policy does not apply to:

A. Punitive or exemplary damages, fines or penalties except as provided in the Scheduled Policies or Reinsurance.

B. Liability of others assumed by the Insured by agreement under any contract, whether oral or in writing except as covered by the Scheduled Policies or Reinsurance.

C.    Liability arising out of Mass Torts.

D. Liability including defense costs and expenses, arising out of the actual, alleged or threattened discharge, dispersal, seepage, migration, release or escape of Pollutants.

      Additionally, this Policy will not apply to any loss, cost or expense arising out of any governmental direction or request that any insured or others test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants.

E. Liability arising out of Aircraft Products and Completed Operations or reliance upon any representation or warranty made with respect thereto, nor to any liability arising out of the Grounding of any aircraft.

III.  CONDITIONS

A.    REPORTING REQUIREMENTS AND PAYMENTS:

      1. The Insured shall submit reports to the Company within 45 days after the end


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            of each calendar quarter beginning with the calendar quarter ending
            September 30, 1999. Such reports will furnish the Company with the following cumulative data with respect to the Aggregate Ultimate Net
            Losses:

            a)    Ultimate Net Losses

            b)    reserves for expected Ultimate Net Losses

            Such reports shall also identify the Ultimate Net Losses with respect to which reimbursement by the Company is then required. The Insured shall continue to submit such reports to the Company until the insurance activity hereunder is no longer contemplated.

      2. The Company shall pay any amounts due hereunder only after the Insured has paid an amount equal to the Insured's Retention. Subject to their being within the Deductible Provisions of the Scheduled Policies or Reinsurance, the Company agrees to accept and abide by all Ultimate Net Loss payments of the Insured, the claims and losses for which the Insured shall have the right to adjust, defend, settle or compromise within the Insured's sole reasonable discretion. All such adjustments, payments, settlements or compromises shall be binding upon the Company. Company's payments to the Insured shall be made promptly to the insured on a quarterly basis after - receipt of the quarterly report and reasonable verification of the Aggregate Ultimate Net Losses, but in no event later than 45 days after the receipt of such quarterly report.

B.    AUDIT:

      The Company may examine and audit the Insured's books and records at any reasonable time during the pendency of this Policy and within three years after the exhaustion of the Policy's Limits of Insurance, as far as they relate to the subject matter of this Policy.

C.    ACTION AGAINST THE COMPANY:

      No action shall lie against the Company or the Insured unless each party shall have fully complied with all terms of this Policy up until the point in time at which the action is brought. However, the Company will not be liable for damages that are not payable under the terms of this Policy or that are in excess of the applicable Limits of Insurance.

      Nothing contained in this Policy shall give any third party any right to join the Company as a co-defendant in any action against the Insured to determine the Insured's liability. Bankruptcy or insolvency of the Insured shall neither relieve nor increase any of the obligations of the Company hereunder.

D.    OTHER INSURANCE:

      In the event that the Insured has completely eroded or exhausted any annual aggregates pertaining to Deductible Provisions, as listed in the Scheduled Policies or Reinsurance, and as such, has no further obligations to make claim payments in a specific policy period, then the Company also will have no further obligations to make claim payments for that specific policy period.

E.    SALVAGES AND RECOVERIES:

      All salvages, recoveries and payments recovered or received subsequent to a loss settlement under this Policy shall be applied as if received prior to the said settlement and all necessary adjustments shall be made by the parties hereto.

F.    PREMIUM:

      The Insured shall pay to the Company for the insurance coverage provided hereunder a premium of $ 5,950,000 which will be fully earned upon receipt and issuance of this Policy, subject, however, to the provisions of the Profit Sharing Agreement as set forth in Endorsement #2.

G.    ACCESS TO RECORDS:

      The Insured shall place at the disposal of the Company and the Company shall have the right to inspect, through its authorized representatives, at all reasonable times during the pendency of this Policy, and within three years of the exhaustion of the Policy's Limits of Insurance, the books, records and papers of the Insured pertaining to the coverage provided hereunder and all claims made in connection therewith.

H.    SUBROGATION:

      In the event of any payment under this Policy, the Company shall be subrogated to all the Insured's rights of recovery (if any) with respect to such payment against any non-settling person or organization, and the Insured shall execute and deliver instruments and papers and do whatever else is reasonably necessary to secure such rights. Subject to the foregoing, the Insured shall do nothing after loss to prejudice such rights. The Company shall not be bound to pay any loss if the Insured has impaired any right of recovery for such loss, except as permitted by the Scheduled Policies, Reinsurance or this Policy, but only to the extent of such impairment .

I.    JURISDICTION:

      This Policy has been applied for, negotiated and issued in Bermuda, and accordingly, shall be interpreted according to the laws of Bermuda.

J.    SERVICE OF SUIT:

      It is agreed that in the event of the failure of the Company to pay any amount claimed to be due hereunder, the Company, at the request of the Insured, will submit to the jurisdiction of the Courts of Ohio, or in the State where the Insured maintains its principal place of business. Nothing in this provision constitutes or should be understood to constitute a waiver of the Company's rights to commence an action in the Courts of Ohio, or in the State where the Insured maintains its principal place of business, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States, the State of Ohio, or in the State where the Insured maintains its principal place of business. It is further agreed that service of process in such suit may be made upon:

                           Conyers, Dill and Pearman
                           Claredon House
                           Church Street
                           P.O. Box HM666
                           Hamilton  HMCX  Bermuda

K.    CLAIMS PAYMENTS:

      All payments of claims hereunder shall be made directly to the Insured or any entity whom the named Insured shall designate to accept funds on its behalf.

IV.   DEFINITIONS

A.    INSURED:

      The term "Insured" means the Party(ies) so designated in the Declarations.

B.    COMPANY:

      The term "Company" means the Insurance Company so designated in the Declarations.

C.    POLICY:

      The term "Policy" means the Company's Aggregate Stop Loss Insurance Policy as well as all accompanying attachments, exhibits and Policy endorsements.

D.    SCHEDULED POLICIES:

      The term "Scheduled Policy" or Scheduled Policies" mean(s) the Policy or policies listed in Exhibit A attached hereto and made part of this Policy.

E.    ALLOCATED LOSS ADJUSTMENT EXPENSES

      The term "Allocated Loss Adjustment Expenses" as used herein, shall mean expenses associated with the investigation, defense and adjustment of specific claims including, but not limited to, the following:

      Independent Adjusters
      Investigators
      Legal Fees
      General Court Costs and Fees
      Medical Testimony for Attendance or Testimony at Depositions, Trials or

          Hearings

      Expert consultants and Expert Witnesses for Attendance or Testimony at Depositions, Trials or Hearings

      Medical Examinations for the Purpose of Trial and Determining Questions of
          Liability

      Miscellaneous Costs as provided in the Scheduled Policies or Reinsurance Prejudgment interest and Post-judgement interest as provided in the Scheduled Policies or Reinsurance

F.    ULTIMATE NET LOSS(ES):

      The term "Ultimate Net Loss(es)" shall mean the actual loss, including Allocated Loss Adjustment Expenses paid by the Insured by reason of the Deductible Provisions of the Schedule Policies or Reinsurance after making deductions for all recoveries, salvage and subrogation payments.

G.    AGGREGATE ULTIMATE NET LOSSES:

      The term "Aggregate Ultimate Net Losses" shall mean the aggregate of Ultimate Net Losses occurring from time to time during the Policy Period set forth in the Declarations.

H.    MASS TORTS:

      The term "Mass Torts" shall mean any liability arising from asbestos, asbestosis, silicosis or hearing loss.

I.    POLLUTANTS:

      The term "Pollutants" shall mean any solid, liquid, gaseous or thermal irritant or contaminant including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.

J.    AIRCRAFT PRODUCTS and COMPLETED OPERATIONS

      The term "Aircraft Products and Completed Operations" means (1) aircraft (including missiles or space craft and ground support or control equipment used therewith) and any other goods or products manufactured, sold, handled or distributed by the Insured or any services provided or recommended by the Insured or by others trading under his name for use in the manufacture, repair, operation, maintenance or use of any aircraft, and (2) any articles, furnished by the Insured and installed in aircraft or used connection with aircraft or for spare parts for aircraft, including ground handling tools and equipment, and also means training aids, instructions, manuals, blueprints, engineering or other data, engineering or other advice, and labor related to such aircraft or articles.

M.    GROUNDING

      The term "Grounding" means the withdrawal of one or more aircraft from the flight operations or the imposition of speed, passenger or load restrictions on such aircraft, by reason of the existence of or alleged or suspected existence or any defect, fault or condition in such aircraft or any part thereof sold, handled or distributed by the Insured or manufactured, assembled or processed by any other person or organization according to specifications, plans, suggestions, orders or drawings of the Insured or with tools, machinery or other equipment furnished to such persons or organizations by the Insured, whether such aircraft so withdrawn are owned or operated by the same or different persons, organizations or corporations.

      A grounding shall be deemed to commence on the date of an accident or occurrence which discloses such condition, or on the date an aircraft is first withdrawn from service on account of such condition, whichever occurs first.

N.    REINSURANCE

      The term "Reinsurance" means any reinsurance agreements (in any form), indemnification agreements or similar arrangements issued or entered into by the Insured as more fully described in Exhibit A attached hereto and made a part of this Policy.

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 1 of 15

                               Scheduled Policies

Named Insured:  Scott Technologies, Inc.

Coverage:      General Liability

                  Policy Period/Number:  January 1, 1978 - September 30, 1978
                                         CLA 783718
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1978 - September 30, 1979
                                         CLA 783718
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1979 - September 30, 1980
                                         CLA 210027
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1980 - September 30, 1981
                                         CLA 79557
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number   October 1, 1981- September 30, 1982
                                         TBD
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number   October 1, 1982- September 30, 1983
                                         CLA 234146
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1983- September 30, 1984
                                         SCG003923
                                         SCGG05674359
                                         Carrier:          CIGNA
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1984- September 30, 1985
                                         WHA-GL-84
                                         Carrier: Waite Hill Assurance LTD
                                         (n/k/a Willoughby Hills Assurance,
                                         Ltd.- Bermuda Subsidiary)
                                         Program:          Direct
                                                           Issue/Reinsurance

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 2 of 15

                         Scheduled Policies (continued)

                   Policy Period/Number:  October 1, 1985- September 30, 1986
                                          SCGG0625413
                                          Carrier:          CIGNA
                                          Program:          Reinsurance

                   Policy Period/Number:  October 1, 1986- September 30, 1987
                                          HDCG0692570
                                          Carrier:          CIGNA
                                          Program:          Reinsurance

                   Policy Period/Number:  October 1, 1987- September 30, 1988
                                          HDCG1088239
                                          HDCG1088240
                                          Carrier:          CIGNA
                                          Program:          Reinsurance

                   Policy Period/Number:  October 1, 1988- September 30, 1989
                                          NG 1363937
                                          Carrier:          Reliance
                                          Program:          High Deductible

                   Policy Period/Number:  October 1, 1988- September 30, 1989
                                          TBD (Economy Engineering Only)
                                          Carrier:          Reliance
                                          Program:          High Deductible

                   Policy Period/Number:  October 1, 1989- September 30, 1990
                                          RMGL 460-00-48
                                          RMGL 249-80-69
                                          RMGL 460-00-49
                                          Carrier:          AIG
                                          Program:          High Deductible

                   Policy Period/Number:  October 1, 1990- September 30, 1991
                                          RMGL2498721
                                          RMGL2498722
                                          RMGL2498723
                                          Carrier:          AIG
                                          Program:          High Deductible

                   Policy Period/Number:  October 1, 1991- September 30, 1992
                                          RMGL3258157
                                          RMGL3258158
                                          RMGL32496052
                                          Carrier:          AIG
                                          Program:          High Deductible

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 3 of 15

                         Scheduled Policies (continued)

                Policy Period/Number   October 1, 1992- September 30, 1993
                                       RMGL3265224
                                       RMGL3265225
                                       RMGLA2496168
                                       Carrier:          AIG
                                       Program:          High Deductible

                Policy Period/Number:  October 1, 1993- September 30, 1994
                                       RMGL001759809
                                       RMGL001759810
                                       RMGLA2505024
                                       Carrier:          AIG
                                       Program:          High Deductible

                Policy Period/Number:  October 1, 1994- September 30, 1995
                                       RMGL3199198
                                       RMGL3199199
                                       RMGLA2505125
                                       Carrier:          AIG
                                       Program:          High Deductible

                Policy Period/Number:  October 1, 1995- September 30, 1996
                                       HDOG18378541
                                       Carrier:          CIGNA
                                       Program:          High Deductible

                Policy Period/Number:  October 1, 1996- September 30, 1997
                                       1465206
                                       Carrier:          AIG
                                       Program:          High Deductible

                Policy Period/Number:  October 1, 1997-November 30 1998
                                       HDOG19310103
                                       Carrier:          CIGNA
                                       Program:          High Deductible

Coverage:    Workers' Compensation

                Policy Period/Number:  January 1, 1978 - October 1, 1978
                                       TDRKUB-151T738-6-78
                                       Carrier:          Travelers
                                       Program:          Reinsurance

                Policy Period/Number:  January 1, 1978 - December 31, 1978
                                       WC577394
                                       Carrier:          Northwestern National
                                       Program:          Reinsurance

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 4 of 15

                         Scheduled Policies (continued)

                  Policy Period/Number:  October 1, 1978 - December 31, 1978
                                         [TBD]
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1978 - November 30, 1978
                                         [TBD]
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1978 - September 30, 1978
                                         [TBD]
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  January 1, 1979 - December 31, 1979
                                         WC576965
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1979 - December 31, 1979
                                         [TBD]
                                         Carrier:          Travelers
                                         Program:          Reinsurance

                  Policy Period/Number:  January 1, 1980 - September 30, 1980
                                         WC576965
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  January 1, 1980 - September 30, 1980
                                         WC637410
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1979- December 31, 1979
                                         TBD
                                         Carrier:          Travelers
                                         Program:          Reinsurance

                  Policy Period/Number:  January 1, 1980 - October 1, 1980
                                         WC637424
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 5 of 15

                         Scheduled Policies (continued)

                  Policy Period/Number:  January 1, 1980 - December 31, 1980
                                         [TBD]
                                         Carrier:          [TBD]
                                         Program:          Retro

                  Policy Period/Number:  October 1, 1980- September 30, 1981
                                         WC637630
                                         WC637424
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  October 1, 1981- September 30, 1982
                                         TBD
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  January 1, 1981 - December 31, 1981
                                         [TBD]
                                         Carrier:          [TBD]
                                         Program:          Retro

                  Policy Period/Number:  October 1, 1982- September 30, 1983
                                         WC 650935
                                         WC 650934
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  January 1, 1982 - December 31, 1982
                                         [TBD]
                                         Carrier:          [TBD]
                                         Program:          Retro

                  Policy Period/Number:  January 1, 1983 - December 31, 1983
                                         WC65-09-45
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                  Policy Period/Number:  January 1, 1983 - December 31, 1983
                                         [TBD]
                                         Carrier:          [TBD]
                                         Program:          Retro

                  Policy Period/Number:  October 1, 1983- September 30, 1984
                                         WC 651208, WC651209, WC651210
                                         Carrier:          Northwestern National
                                         Program:          Reinsurance

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 6 of 15

                         Scheduled Policies (continued)

                   Policy Period/Number:  October 1, 1984- September 30, 1985
                                          RSC C2320671
                                          Carrier:          CIGNA
                                          Program:          Reinsurance

                   Policy Period/Number:  October 1, 1985- September 30, 1986
                                          RSC C2307868
                                          Carrier:          CIGNA
                                          Program:          Reinsurance

                   Policy Period/Number:  October 1, 1986- September 30, 1987
                                          RSC C2793739
                                          Carrier:          CIGNA
                                          Program:          Reinsurance

                   Policy Period/Number:  October 1, 1987- September 30, 1988
                                          SCFC2716075
                                          SCFC2966440
                                          Carrier:          CIGNA
                                          Program:          Reinsurance

                   Policy Period/Number:  October 1, 1988- September 30, 1989
                                          [TBD]
                                          Carrier:          Reliance
                                          Program:          Guaranteed Cost

                   Policy Period/Number:  October 1, 1989- September 30, 1990
                                          RMWC4193215
                                          RMWC1127495
                                          RMWC4193216
                                          Carrier:          AIG
                                          Program:          Retention

                   Policy Period/Number:  October 1, 1990- September 30, 1991
                                          RMWC4195486
                                          RMWC1178697
                                          RMWC4195408
                                          RMWC4195407
                                          Carrier:          AIG
                                          Program:          Retention

                   Policy Period/Number:  October 1, 1991- September 30, 1992
                                          RMWC1231787, RMWC1231788
                                          RMWC1231789, RMWC1231790
                                          RMWC1233427
                                          Carrier:          AIG
                                          Program:          Retention

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 7 of 15

                         Scheduled Policies (continued)

                   Policy Period/Number:  October 1, 1992- September 30, 1993
                                          RMWC4198431
                                          RMWC4198432
                                          RMWC4198433
                                          RMWC4198434
                                          RMWC4198435
                                          RMWC4198436
                                          Carrier:          AIG
                                          Program:          Retention

                   Policy Period/Number:  October 1, 1993- September 30, 1994
                                          RMWC003170327
                                          RMWC003170328
                                          RMWC003170329
                                          RMWC003170330
                                          RMWC003170331
                                          RMWC003170332
                                          RMWC003170333
                                          Carrier:          AIG
                                          Program:          Retention

                   Policy Period/Number:  October 1, 1994- September 30, 1995
                                          RMWC3175495
                                          RMWC3175496
                                          RMWC3175497
                                          RMWC0170507
                                          RMWC0170508
                                          RMWC0170509
                                          RMWC0170510
                                          Carrier:          AIG
                                          Program:          Retention

                   Policy Period/Number:  October 1, 1995- September 30, 1996
                                          WLRC4122284
                                          WLRC4122422
                                          CCSC412285-2
                                          CCSC4122422-8
                                          Carrier:          CIGNA
                                          Program:          Retention

                   Policy Period/Number:  October 1, 1995- September 30, 1996
                                          CCSC4122285
                                          CCSC4122422
                                          Carrier:          CIGNA
                                          Program:          Paid Loss Retention
                                                            Program

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 8 of 15

                         Scheduled Policies (continued)

                Policy Period/Number:  October 1, 1996- September 30, 1997
                                       1466209
                                       1466210
                                       1466208
                                       1466207
                                       Carrier:          AIG
                                       Program:          Retention

                Policy Period/Number:  October 1, 1997- September 30,1998
                                       WLRC3656885-9
                                       PLCR3656886-0
                                       WLRC4209590-4
                                       Carrier:          CIGNA
                                       Program:          Retention

                Policy Period/Number:  October 1, 1998 - November 30,1998
                                       WLR C4 246774-O
                                       NWC C4 246783-2
                                       WLR C4 246787-A
                                       Carrier:          CIGNA
                                       Program:          Retention

Coverage:   Automobile Liability

                Policy Period/Number:  January 1, 1978 - October 1, 1978
                                       TRUB-110T430-9-78
                                       Carrier:          Travelers
                                       Program:          Reinsurance

                Policy Period/Number:  October 1, 1978 - September 30, 1979
                                       TRUB-163T8682-78
                                       Carrier:          Travelers
                                       Program:          Reinsurance

                Policy Period/Number:  October 1, 1978- September 30, 1979
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1979- December 31, 1979
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1979- September 30, 1980
                                       Program:          [TBD - Guaranteed Cost]

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 9 of 15

                         Scheduled Policies (continued)

                Policy Period/Number:  October 1, 1980- September 30, 1981
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1981- September 30, 1982
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1982- September 30, 1983
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1983- September 30, 1984
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1984- September 30, 1985
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1985- September 30, 1986
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1986- September 30, 1987
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1987- September 30, 1988
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1988- September 30, 1989
                                       Program:          [TBD - Guaranteed Cost]

                Policy Period/Number:  October 1, 1989- September 30, 1990
                                       [TBD]
                                       Carrier:          AIG
                                       Program:          Retention

                Policy Period/Number:  October 1, 1990- September 30, 1991
                                       RMCA5629636
                                       RMCA5629637
                                       RMCA5629638
                                       Carrier:          AIG
                                       Program:          Retention

                Policy Period/Number:  October 1, 1991- September 30, 1992
                                       RMCA1427974
                                       RMCA1427975
                                       RMCA1427976
                                       RMBA3762121
                                       Carrer:           AIG
                                       Program:          Retention

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 10 of 15

                         Scheduled Policies (continued)

                   Policy Period/Number:  October 1, 1992- September 30, 1993
                                          RMCA1429072
                                          RMCA1429073
                                          RMCA1429074
                                          RMBA3762212
                                          Carrier:          AIG
                                          Program:          Retention

                   Policy Period/Number:  October 1, 1993- September 30, 1994
                                          RMCA001431403
                                          RMCA001431404
                                          RMBA3762301
                                          Carrier:          AIG
                                          Program:          Retention

                   Policy Period/Number:  October 1, 1994- September 30, 1995
                                          RMCA1437124
                                          RMCA1437125
                                          RMBA3762383
                                          Carrier:          AIG
                                          Program:          Retention

                   Policy Period/Number:  October 1, 1995- September 30, 1996
                                          CAL HO 187781-5
                                          Carrier:          CIGNA
                                          Program:          Guaranteed Cost

                   Policy Period/Number:  October 1, 1996- September 30, 1997
                                          1376908
                                          1376909
                                          Carrier:          AIG
                                          Program:          Guaranteed Cost

                   Policy Period/Number:  October 1, 1997- November 30, 1998
                                          CAL HO 731822-4
                                          Carrier:          CIGNA
                                          Program:          Guaranteed Cost

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 11 of 15

                                   Reinsurance

Reinsurer:      Waite Hill Assurance, Ltd. (n/k/a Willoughby Assurance, Ltd.)
                                          (Bermuda captive insurance company)

Insured:        Scott Technologies, Inc. (Active Programs/Policies)

Coverage:       General Liability

                Policy Period:   January 1, 1978 - September 30, 1978
                                 October 1, 1978 - September 30, 1979
                                 October 1, 1979 - September 30, 1980
                                 October 1, 1980 - September 30, 1981
                                 October 1, 1981 - September 30, 1982
                                 October 1, 1982 - September 30, 1983
                                 Insurer:          Northwestern National

                Policy Period:   October 1, 1983 - September 30, 1984
                                 Insurer:          Insurance Company of North
                                                   America
                (CIGNA)

                Policy Period:   October 1, 1985 - September 30, 1986
                                 October 1, 1986 - September 30, 1987
                                 Insurer:          Insurance Company of North
                                                   America
                (CIGNA)

Coverage:       Workers' Compensation

                Policy Period:   January 1, 1978 - September 30, 1978
                                 October 1, 1978 - September 30, 1979
                                 October 1, 1979 - December 31, 1979
                                 Insurer:          Travelers

                Policy Period:   January 1, 1980 - September 30, 1980
                                 October 1, 1980 - September 30, 1981
                                 October 1, 1981 - September 30, 1982
                                 October 1, 1982 - September 30, 1983
                                 October 1, 1983 - September 30, 1984
                                 Insurer:          Northwestern National

                Policy Period:   October 1, 1984 - September 30, 1985
                                 October 1, 1985 - September 30, 1986
                                 October 1, 1986 - September 30, 1987
                                 Insurer:          Insurance Company of North
                                                   America (CIGNA)

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 12 of 15

                             Reinsurance (continued)

Coverage:   Auto Liability

                 Policy Period:   January 1, 1978 - September 30, 1978
                                  October 1, 1978 - September 30, 1979
                                  October 1, 1979 - December 31, 1979
                                  Insurer:          Travelers

Insured:       Scott Technologies, Inc. (Inactive Programs / Policies)

               Figgie Inc. Fidelity      3/84-2/85
                                         3/85-9/86
                                         10/86-9/87

               Property Liability        7/79-6/80
                                         7/80-6/81
                                         7/81-6/82
                                         7/82-6/83
                                         7/83-6/84
                                         7/84-6/85
                                         7/85-6/86
                                         7/86-6/87

               Anaheim                   5/82-4/83

               IEC California WC         1/80-12/80
                        Retro            1/80-12/80
               IEC California WC         1/81-12/81
                        Retro            1/81-12/81
               IEC California WC         1/82-12/82
                        Retro            1/82-12/82
               IEC California WC         1/83-12/83
                        Dividend         1/83-12/83

               Professional Liab. E&O    10/82-9/83
                                         10/83-9/84
                                         10/84-9/85
                                         10/85-9/86
                                         10/86-9/87

               Workers' Compensation     10/78-11/78
               Workers; Comp - Retro     10/78-9/79

               Safeway Gen. Liab.        8/77-8/78
                                         8/78-9/79
               California W.C.           1/78-12/78
                                         1/79-12/79

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 13 of 15

                             Reinsurance (continued)

               Less: Transfer BX80/81    10/80-9/81

               Professional Liab. E&O    10/81-9/82

Insured:       Various Third Parties (Active Programs / Policies)

Coverage:      Workers' Compensation
Program:       Rent-a-Captive
Insurer:       Northwestern National  (Fronting Carrier)

               Policy Periods:   July 1980 - June 1985 (multiple policies)
               Insured:          Meatpackers Association members

               Policy Periods:   May 1980 - April 1983 (multiple policies)
               Insured:          Corrugated Converters Association members

               Policy Periods:   January 1981 - December 1983 (multiple
                                                policies)
               Insured:          Growers Association members

               Policy Periods:   January 1981 - December 1985 (multiple
                                                policies)
               Insured:          Plastics Association members

               Policy Periods:   October 1981 - September 1985 (multiple
                                                policies)
               Insured:          Brownguard Association (security guard) members

               Policy Periods:   February 1982 - January 1984
               Insured:          Globe Packing

               Program:          Rent-a-Captive

               Insurer:          St. Paul Fire & Marine (Fronting Carrier)

               Policy Periods:   October 1982 - September 1984 (multiple
                                                policies)
               Insured:          United Egg Producers members

Coverage:      Commercial Multi-Peril
Program:       Public School Districts
Insurer:       Northwestern National (Fronting Carrier)

               Policy Periods:   July 1981 - June 1984 (multiple policies)
               Insured:          Various public school districts

               Program:          Public School Districts
               Insurer:          Fremont (Fronting Carrier)

               Policy Periods:   July 1984 - June 1986 (multiple policies)
               Insured:          Various School Districts

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 14 of 15

                             Reinsurance (continued)

Coverage:      Various Coverage Under Reinsurance Agreements

               Insurer:          Trenwick
               Policy Periods:   January 1979 - December 1984

               Insurer:          Trenwick America Re
               Policy Periods:   November 1983 - January 1985

               Insurer:          Republic Western
               Policy Periods:   July 1982 - September 1985

               Insurer:          U.S. International
               Policy Periods:   January 1985 - December 1986

  Insured:     Various Third Parties

  (Inactive Programs / Policies)

               Eagle/Bonding/Carlisle             February 1982
               PWS                                January 1979 - June 1982
               INA Part Surety Bond               November 1982 - October 1983
               Herald Al/GL XS                    October 1986 - October 1987
               STR Engin Cas XS Prof Liab         June 1985 - June 1987
               Roller Rinks (SCRA)                February 1983
               Security Guard Q/S                 October 1984 - September 1985
               Cal Farm                           May 1983 - June 1984
               Wisdom Program                     November 1983
               INA Marine Q/S                     January 1986 - January 1987
               Pacific Comp XS                    April 1982 - March 1983

               Knight Commission                  7/82-6/85
               ASCIP - Excalibur                  7/82-6/86
               NASSP Primary                      9/86-8/87
               NASSP Excess                       9/78-8/82
                                                  9/86-8/87
               North Am. Manuf.                   3/87-3/88
               EQUIPCO                            6/87-7/87
               Bott Profit Commission
               Protective National                1/81-12/81
                                                  1/82-12/82
                                                  1/83-12/83
               Massachusetts                      2/82-1/83
                                                  2/83-1/84
               Forging                            8/82-7/83
               First Security                     4/82-4/83
                                                  4/83-4/84

                                    EXHIBIT A

                       Scheduled Policies and Reinsurance
                                  Page 15 of 15

                             Reinsurance (continued)

                  Crocketts Container                4/84-3/85
                                                     4/85-3/86
                  BX80/81 Pool                       10/80-9/81
                  Commonwealth Q/S                   1/77-12/78
                  WC - Specific Excess               8/81-6/82
                                                     7/82-6/83
                                                     7/83-6/84
                                                     7/84-6/85

                  Security Guard Q/S                 7/82-6/83
                                                     7/83-9/84

Notes to Scheduled Policies and Reinsurance

And any other applicable General Liability (inclusive of Products), Automobile Liability, Employers Liability or Workers Compensation policies or Reinsurance for any policy periods beginning on or after January 1, 1978 and ending on or before November 30, 1998 for which the Insured maintained similar deductible, self-insured retention or retrospective provisions. However, this Policy will not apply to policies for which the Insured maintained first dollar or guaranteed cost insurance coverage.

In the event that an actual policy or contract (or a copy thereof) does not exist, or is otherwise not available for one of the Scheduled Policies or Reinsurance and the insured cannot reasonably reconstruct the necessary provisions thereof from other sources, including any actuarial studies prepared by Tillinghast-Towers Perrin, then the policy or contract form for the Scheduled Policy or Reinsurance (as applicable) that is closest in time to such unavailable policy or contract shall be utilized as the governing terms and conditions for such Scheduled Policy or Reinsurance; provided however, that in no instance will the Deductible Provisions of any of the Scheduled Policies be greater on a per occurrence or aggregate basis than as noted on page 12 of the Tillinghast-Towers Perrin actuarial study dated August 31, 1998 or page 10, 12 and 13, and Exhibit 2.1 of Section I and Exhibit 1 of Section II of the Tillinghast-Towers Perrin actuarial study for Willoughby Assurance Limited, dated May 14, 1998.

Additionally, after December 31, 1998, any material changes in the terms, conditions or policy provisions of the Scheduled Policies or Reinsurance must be submitted to the Company for prior approval, which approval shall not be unreasonably withheld, delayed or denied.

                                 Endorsement #1
                                  Named Insured

It is hereby agreed that the Named Insured shown in Item 1 of the Declarations shall read as follows:

Scott Technologies, Inc., Figgie International, Inc.and/or any predecessor company, owned, controlled, or subsidiary companies or divisions which now exist or may have existed at any time during the Policy Periods listed in the Scheduled Policies and Reinsurance.

                                 Endorsement #2
                            Profit Sharing Agreement

It is hereby agreed that the Company shall review and develop an ultimate loss projection for Aggregate Ultimate Net Losses, subject to this Policy, 72 months after the inception of this Policy, December 31, 1998. A paid Loss Development Factor of 1.20 shall be applied to the Aggregate Ultimate Net Losses under this Policy. Should the resulting ultimate loss projection be less than $44,500,000, the Company will return 85% of the difference between $44,500,000 and such ultimate loss projection, subject to a maximum return premium of $3,825,000.

                                 Endorsement #3
                              Additional Exclusions

It is hereby agreed that the following exclusions shall apply to the Scheduled Policies and Reinsurance. As such, the Retention of the Insured shall not be eroded by losses arising from liabilities noted hereunder. Additionally, this Policy will not apply to such exclusions.

1. As respects the General Liability policies for the policy periods October 1, 1988 to September 30, 1993, the following does not apply to the Lawyers Professional Liability coverage extension:

      a) to any dishonest fraudulent, criminal or malicious act or omission of any Insured;

      b)    to any claim for damages made by the Insured;

      c)    to bodily injury or property damage;

      d) to the liability of any Insured because of any actual or alleged error or misstatement or misleading statement or act or omission or neglect or breach of duty as an advisor to any director or officer of the Insured;

      e) to any claim for damages arising from any act or omission in connection with or related to the obligations or responsibilities imposed upon any insured by the Federal Employee Retirement Income Security Act of 1974;

      f) to any claim for damages arising from any act or omission in connection with or related to the raising, investment, retention or disbursement of money or the buying, selling, or offering to buy or sell securities.

2. As respects the General Liability policy issued by Indemnity Insurance Company of North America for the policy period October 1, 1995 to September 30, 1996, Employment-Related Practices Liability is excluded from coverage. The terms and conditions of the Employment-Related Practices Exclusion, form CG21471093, from the policy period October 1, 1996 to September 30, 1997, as issued by the National Union Fire Insurance Company of Pittsburgh, PA shall be deemed to apply.